UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2006

NorthWestern Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-692 (Commission File Number)	46-0172280 (IRS Employer Identification No.)

125 South Dakota Avenue Sioux Falls, South Dakota (Address of principal executive offices)		57104 (Zip Code)

(605) 978-2908 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On March 31, 2006, the Board of Directors of NorthWestern Corporation (the “Company”) adopted the 2006 Officer Severance Plan (the “Officer Severance Plan”) and the 2006 Employee Severance Plan (the “Employee Severance Plan”).  Both plans are subject to a 2-year term, beginning on the date of adoption (the “Effective Date”) and ending on the second anniversary of the Effective Date.  The purpose of the Officer Severance Plan and Employee Severance Plan is to provide an incentive to the officers and employees to remain employed with Company during the 2-year term by providing severance and change of control benefits to all eligible officers and employees.

The benefit amounts payable under the plans depend on the title and job classification of each participant.  In establishing the Officer Severance Plan and Employee Severance Plan, the Human Resources Committee of the Board of Directors engaged outside consultants to determine the appropriate level of benefits payable to the various employees of the Company and the appropriate program design.  The objectives of the Human Resources Committee were to provide severance benefits that are conservatively competitive with other utility companies and to provide change of control severance benefits that would not unduly influence the decisions of the officers and key employees.  The Human Resources Committee determined that the payment of change of control severance benefits shall require both (i) a Change of Control of the Company, and (ii) involuntary termination without cause or voluntary termination with Good Reason (i.e., “double trigger” Change of Control benefits).  The Officer Severance Plan and Employee Severance Plan are attached hereto as Exhibits 99.1 and 99.2, respectively and incorporated herein by reference.

Officer Severance Plan.  The severance plan provisions of the Officer Severance Plan provide for the payment of severance benefits in the event an eligible officer is involuntarily terminated without “cause,” where “cause” is defined in section 1.3 of the Officer Severance Plan.  For this purpose, involuntary termination does not include a termination resulting from a participant’s death or disability.  The severance benefits payable under the severance plan provisions include: (i) a lump-sum cash payment equal to one times annual base pay, (ii) a pro-rata short-term incentive bonus, (iii) reimbursement of COBRA premiums paid by the participant during the 12-month period following the participant’s termination date, and (iv) $12,000 of outplacement services during the 12-month period following the participant’s termination date.

The Officer Severance Plan also provides for change of control severance benefits in the event an eligible officer is terminated within 18 months after a change of control of the Company (as defined in section 1.4 of the Officer Severance Plan).  Under the change of control plan provisions, severance benefits are payable in the event an eligible officer is involuntarily terminated by the Company or in the event of a voluntary termination by the participant with Good Reason (as defined in section 1.11 of the Officer Severance Plan).  The change of control benefits include: (i) a lump-sum cash payment equal to 2 times Compensation to the Chief Executive Officer and Chief Financial Officer and 1.5 times Compensation to all other eligible officers (where Compensation is defined under section 1.7 of the Officer Severance Plan as base salary plus target annual short-term incentive pay), (ii) a pro-rata short-term incentive bonus, (iii) reimbursement of COBRA premiums paid by the participant during the 18-month period following the participant’s termination date, and (iv) $12,000 in outplacement services during the 12-month period following the participant’s termination date.

In the event any benefits payable under the change of control plan provisions of the Officer Severance Plan result in an excess parachute payment under section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), such change of control severance benefits shall be limited to the greater of: (i) the total benefits payable under the change of control plan provisions less any excise tax imposed under Code Section 4999, or (ii) the largest amount which may be paid without any portion of such amount being subject to excise tax imposed by Code Section 4999.

Employee Severance Plan.  The Employee Severance Plan constitutes a “welfare benefit plan” under section 3(1) of the Employee Retirement Income Security Act, as amended (“ERISA”).  The severance plan provisions provide for the payment of severance benefits in the event an eligible employee is involuntarily terminated without “cause,” where “cause” is defined in section 1.3 of the Employee Severance Plan.  For this purpose, involuntary termination does not include a termination resulting from a participant’s death or disability.  The severance benefits payable under the severance plan provisions include: (i) a lump-sum cash payment equal 2 weeks base pay for each full calendar year of service, with a maximum of 52 weeks and a minimum of 4 weeks, (ii) a pro-rata short-term incentive bonus, and (iii) outplacement services.  The level of the outplacement services depend on the guide post level of the eligible employee as follows:

Guide Post Level	Dollar Limit	Period of Coverage
12 and Above	$9,000	9 Months
10 and 11	$6,000	6 Months
10 and Below	$3,000	3 Months

The Employee Severance Plan also provides for change of control severance benefits in the event an eligible employee is terminated within 12 months after a change of control of the Company (as defined in section 1.4 of the Employee Severance Plan).  Under the change of control plan provisions, severance benefits are payable in the event an eligible employee is involuntarily terminated by the Company or in event of a voluntary termination by the participant with Good Reason (as defined in section 1.11 of the Employee Severance Plan).  The change of control benefits include: (i) a lump-sum cash payment equal 2 weeks base pay for each full calendar year of service, with a maximum of 52 and a minimum of 9 months for guide post 12 and above, 6 months for guide post 10 and 11, and 3 months for below guide post 10, (ii) a pro-rata short-term incentive bonus, and (iii) the outplacement services payable under the severance plan provisions.

Both the Officer Severance Plan and Employee Severance Benefit Plan are in compliance with ERISA and Code section 409A.

Item 9.01                                                                     Financial Statements and Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	NorthWestern Corporation 2006 Officer Severance Plan

99.2*	NorthWestern Corporation 2006 Employee Severance Plan

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthWestern Corporation

By:
Thomas J. Knapp
Vice President, General Counsel
and Corporate Secretary

Date: April 4, 2006

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	NorthWestern Corporation 2006 Officer Severance Plan

99.2*	NorthWestern Corporation 2006 Employee Severance Plan

* filed herewith